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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris Protector / Polaris Platinum Variable Annuities) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the use of our reports dated March 8, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris Protector Variable Annuity) and to the financial statements of Variable Separate Account (Portion Relating to the Polaris Platinum Variable Annuity). We consent to the incorporation by reference of our reports into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
April 12, 2002